                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      COMMERCIAL NATIONAL FINANCIAL CORP
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

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    (4) Date filed:

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





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, APRIL 22, 1997


================================================================================

        The annual meeting of shareholders of Commercial National Financial Corporation will be held at the Ithaca Community Center, 120 North Maple Street, Ithaca, Michigan 48847, on Tuesday, April 22, 1997, at 4:00 p.m. to consider and vote upon:

         1.    Election of Directors.

         2.    To transact any other business that may come before the meeting.

         Shareholders of record at the close of business on March 7, 1997, are entitled to notice of and to vote at the meeting or any adjournment of the meeting.



                                        By Order of the Board of Directors,



                                        Dean E. Milligan
                                        President and Chief Executive Officer


March 24, 1997


================================================================================

             It is important that your shares be represented at the
              meeting.  Even if you expect to attend the meeting,
                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                                PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS OF
                   COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  P.O. Box 280
                          101 North Pine River Street
                             Ithaca, Michigan 48847


         This proxy statement is being furnished to holders of common stock, $1 par value ("Common Stock"), of Commercial National Financial Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation's board of directors for use at the annual meeting of shareholders to be held on April 22, 1997, and at any adjournment of that meeting. The annual meeting will be held at the Ithaca Community Center, 120 North Maple Street, Ithaca, Michigan 48847, at 4:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and form of proxy are first being sent to shareholders on or about March 24, 1997.

         If a proxy in the form distributed by the Corporation is properly executed and returned to the Corporation, the shares represented by that proxy will be voted at the annual meeting of shareholders and at any adjournment of that meeting. Where a shareholder specified a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees to the board of directors. Management does not know of any other matters to be presented at the annual meeting. If other matters are presented, all proxies will be voted in accordance with the judgment of the persons named as proxies, who will consider management's recommendations.

         A proxy may be revoked at any time prior to its exercise by written notice delivered to the President of the Corporation, by a subsequent dated proxy, or by voting the shares represented by the proxy at the annual meeting.

         Solicitation of proxies will be made initially by mail. Officers, directors and employees of the Corporation and its wholly owned subsidiary, Commercial Bank (the "Bank"), may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by nominees and other fiduciaries, who may mail material to or otherwise communicate with the beneficial owners of shares held by them. All expenses of solicitation of proxies will be paid by the Bank.

                             ELECTION OF DIRECTORS

         The board of directors of the Corporation has nominated the following 11 persons for election to the board of directors at the annual meeting:

         Richard F. Abbott      Kenneth R. Luneack      Russell M. Simmet
         Jefferson P. Arnold    Dean E. Milligan        Joseph B. Simon
         Don J. Dewey           Kim C. Newson           Scott E. Sheldon
         David A. Ferguson      Howard D. Poindexter

         Directors are to be elected at the annual meeting of shareholders to serve until the next following annual meeting of shareholders. The proposed nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Corporation board of directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not so selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

         A vote of shareholders holding a plurality of shares is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes, and other shares not voted will not be counted as shares voted, and the number of votes of which a plurality is required will be reduced by the number of shares not voted.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS

VOTING SECURITIES

         Holders of record of Common Stock, at the close of business on March 7, 1997, will be entitled to vote at the annual meeting of shareholders on April 22, 1997, and any adjournment of that meeting. As of March 7, 1997, there were 877,900.58 shares of Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote upon each matter to be voted upon at the meeting.

         The following table shows certain information concerning the number of shares of Common Stock held as of December 31, 1996, by the only shareholder who is known to management to have been the beneficial owner of more than 5% of the outstanding shares as of that date:

                                                        Amount and Nature of
                                                       Beneficial Ownership (1)
                                                   --------------------------------

                                                   Shared Voting              Total
         Name and Address of                       or Investment           Beneficial           Percent
           Beneficial Owner                          Power (2)             Ownership            of Class
         --------------------                      -------------           ---------            --------
         Robert M. Sheldon                             48,688                48,688               5.58%
         1055 Riverview
         Alma, Michigan 48801

         The following table sets forth information concerning the number of shares of Common Stock held as of December 31, 1996, by each of the Corporation's directors and nominees, the named executive officers of the Corporation, and by all directors and executive officers of the Corporation as a group:

                                                         Amount and Nature of
                                                       Beneficial Ownership (1)
                                                   --------------------------------

                                  Sole Voting     Shared Voting                          Total
                                and Investment   or Investment       Stock          Beneficial        Percent
                                      Power         Power(2)        Options(3)      Ownership        of Class
                                ---------------  -------------      ----------      ----------       --------
Richard F. Abbott                      --          24,912(4)           5,165           30,077          3.45%
Jefferson P. Arnold                 8,996          16,685                558           26,239          3.00%
Don J. Dewey                          942           1,942                706            3,590          0.41%
David A. Ferguson                   5,106             842                687            6,635          0.76%
Kenneth R. Luneack                 36,693           1,683                319           38,695          4.43%
Dean E. Milligan                    7,245             347(4)           9,194           16,786          1.92%
Kim C. Newson                       1,990           1,494                704            4,188          0.48%
Howard D. Poindexter               15,240          14,890                645           30,775          3.53%
Scott E. Sheldon                    6,865              --                706            7,571          0.87%
Russell M. Simmet                      --          15,817                337           16,154          1.85%
Joseph B. Simon                        --           6,246                653            6,899          0.79%
All directors and
   executive officers
   as a group                      83,077          84,858             19,674          187,609         21.49%

_________________________

(1) The number of shares stated is based on information furnished by the officers and directors and includes shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person is also considered to be the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right, and shares held by a family member over whom the indicated person may have substantial influence by reason of relationship.

(3) These numbers include vested stock options, granted under the Corporation's 1989 and 1991 Stock Option Plans, which entitle the holder to acquire beneficial ownership of such shares within sixty days.

(4) These numbers include shares that are allocated to the member's individual account under the Commercial Bank Employee Savings and Stock Ownership Plan.

DIRECTORS AND EXECUTIVE OFFICERS

         Biographical information concerning executive officers and directors who are nominated for election to the board of directors at the annual meeting is presented below. Except as otherwise indicated, all directors and executive officers have had the same principal employment for over 5 years and have held their positions with the Corporation since January, 1992. All eleven nominees are incumbent directors. All nominees were last elected to the Corporation's board of directors at the last annual meeting of shareholders that was held on April 23, 1996.


         Richard F. Abbott (age 62) has been a director of the Corporation and the Bank since 1989. He had been interim president and chief executive officer of the Bank from September 15, 1993, until March 16, 1994, and of the Corporation from September 15, 1993 until May 18, 1994. From May, 1990 to September 15, 1993, and from March 16, 1994 until December 31, 1996, Mr. Abbott served as executive vice president of the Bank and of the Corporation.

         Jefferson P. Arnold (age 57) has been a director of the Corporation since May 18, 1994. Mr. Arnold is an attorney at law and has practiced law with the Arnold Law Offices for 29 years.

         Don J. Dewey (age 59) has been a director of the Corporation since 1988 and a director of the Bank since 1987. He is a funeral director and the owner and president of Dewey Funeral Homes, Inc.

         David A. Ferguson (age 47) has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is vice president of Ashcraft's Market, Inc., a retail grocery store.

         Kenneth R. Luneack (age 65) has been a director of the Corporation and of the Bank since May, 1991. He is owner and operator of Ken Luneack Construction, Inc., a building materials manufacturer.

         Dean E. Milligan (age 53) is president and chief executive officer of the Corporation and the Bank. He has been a director of the Corporation and the Bank since May 18, 1994. He has been president and chief executive officer of the Bank since March 16, 1994, and of the Corporation since May 18, 1994. Prior to joining the Corporation he was CEO and President of Old First National Bank in Bluffton, Indiana, from January 1986 to March 1994.

         Kim C. Newson (age 46) has been director of the Corporation since 1988 and a director of the Bank since 1987. He is president of Alma Hardware Company and general manager of Alma True Value Hardware, both of which are in the retail hardware business.

         Howard D. Poindexter (age 61) has been chairman of the board of the Corporation since February of 1993. He has been a director of the Corporation since 1988 and a director of the Bank since 1973. He is manager of Poindexter Farms, an independent farming business. From 1954 until his retirement in 1992, he was a soil conservationist for the U.S. Department of Agriculture.

         Scott E. Sheldon (age 41) has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is the owner of Kernen-Sheldon Agency and Shepherd Insurance Agency, both of which are insurance agencies.

         Russell M. Simmet (age 62) has been a director of the Corporation since 1988 and a director of the Bank since 1976. He is the owner of Simmet Insurance Agency, an insurance agency.

         Joseph B. Simon (age 68) has been a director of the Corporation since 1988 and a director of the Bank since 1987. He is chairman of Alma Iron & Metal Company, Inc., a scrap metal processor.

         Dean E. Milligan serves as the chief executive officer of the Corporation. Biographical information for Mr. Milligan is presented above. Effective January 1, 1997, the Corporation appointed Jeffery S. Barker to the position of Corporate Secretary and Treasurer. Mr. Barker serves the Bank as Senior Vice President-Lending. Mr. Patrick G. Duffy has been appointed as Vice President-Chief Financial Officer effective February 19, 1997. Mr. Duffy previously served as Assistant Controller and Compliance Officer for Shoreline Financial Corporation.

         The Corporation's executive officer serves in his capacity without receiving specific compensation for his services from the Corporation. The Corporation's executive officer continues to serve as an executive officer of the Bank. All officers serve at the pleasure of the boards of directors of the Corporation and the Bank respectively.

         The Corporation's board has two standing committees, the human resources committee and the audit committee. The human resources committee includes Messrs. Ferguson, Arnold, Abbott, Luneack, Milligan, Poindexter and Sheldon. The human resources committee makes compensation recommendations. The human resources committee met seven times in 1996. A sub-committee of the human resources committee consisting of Messrs. Ferguson, Luneack, and Poindexter administers the 1989 and 1991 Stock Option Plans.

         The audit committee recommends to the board the employment of independent certified public accountants to examine the financial statements of the Corporation and its subsidiary, makes such additional examinations as the committee deems advisable, reviews reports of examination of the Corporation and its subsidiary received from regulatory authorities, reports to the board at least once each calendar year on the results of examinations made and offers such conclusions and recommendations as the committee deems appropriate. Messrs. Dewey, Milligan, Newson, Simmet, Poindexter, and Simon serve on the audit committee. The audit committee met four times during 1996.

         The Corporation's entire board of directors performs the functions of nominating and compensation committees.

         The Corporation's board of directors will consider the nomination of candidates for election as directors of the Corporation at any meeting of shareholders called for the purpose of electing directors submitted by any shareholder entitled to vote at that meeting. Any shareholder desiring to nominate a candidate for director must deliver a notice to the Secretary of the Corporation, not less than 14 nor more than 50 days prior to the meeting, setting forth: the name, age, business address and residence address of the nominee; the principal occupation or employment of the nominee; the number of shares of Common Stock beneficially owned by the nominee; the total number of shares of Common Stock that will be voted for each nominee; the name, business address and residence address of the nominating shareholder; the number of shares of Common Stock owned by the nominating shareholder; a statement that the nominee is willing to be nominated; and such other information regarding the nominee as would be required under the rules of the Securities and Exchange Commission to be included in proxy statement soliciting proxies for the election of the nominee.

         The board of directors of the Corporation held 14 meetings during 1996. All incumbent directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of committees on which they served while they served in such capacities.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows certain information concerning the compensation of the named executive officers of the Corporation and the Bank for the three years ended December 31, 1996. For the same period, the annual salary and bonus of no other executive officer of the Corporation or Bank exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long Term
                                                                                      Compensation
                                                                                         Awards
                                                                                      ------------
                                                                                       Securities
                                                                                       Underlying
                                               Annual Compensation(1)                   Options
                                        ------------------------------------            (No. of           All Other
                                        Year          Salary            Bonus          Shares)(4)      Compensation(2)
                                        ----          ------            -----         ------------     ---------------
Dean E. Milligan                        1996         $116,710          $16,400            3,431            $10,287
   President                            1995         $111,878          $30,810            3,550            $ 9,871
   and Chief Executive                  1994         $ 86,325          $24,375            3,308            $   440
   Officer of the
   Corporation and
   Bank

Richard F. Abbott (3)                   1996         $ 87,526          $11,678            1,436            $ 8,207
   Executive Vice President             1995         $ 82,250          $18,000            1,940            $ 7,728
   of the Corporation and Bank          1994         $ 80,354          $24,000              291            $ 7,387

(1) Includes compensation deferred under the Commercial Bank Employee Savings and Stock Ownership Plan and directors' fees.

(2) All other compensation for Mr. Milligan includes the Corporation matching and base contributions under the Commercial Bank Employee Savings and Stock Ownership Plan ($9,354 for 1996 and $9,028 for 1995) and the amount paid by the Corporation for his life insurance ($933 for 1996, $843 for 1995 and $440 for 1994). All other compensation for Mr. Abbott includes Corporation matching and base contributions under the Commercial Bank Employee Savings and Stock Ownership Plan ($7,538 for 1996, $7,076 for 1995 and $6,813 for 1994) and the amount paid by the Corporation for his life insurance ($669 for 1996, $652 for 1995, and $574 for 1994).

(3) Mr. Abbott retired as Executive Vice President of the Corporation and the Bank on December 31, 1996.

(4) Shares have been adjusted for 5% stock dividend paid in November of 1996.

         It is the Corporation's practice to award stock options annually to key policy making members of management. Stock options have been an important component of the Corporation's executive compensation program for several years. Stock options are believed to help align the interests of senior management with the interests of shareholders by promoting stock ownership by senior executive officers and by rewarding them for appreciation in the price of the Corporation's Common Stock. Stock options which were granted, exercised, or outstanding during 1996 were granted under either the 1989 Stock Option Plan or the 1991 Stock Option Plan. Both Stock Option Plans have been approved by the Corporation's shareholders.

         The Corporation's 1989 and 1991 Stock Option Plans provide that stock options, stock appreciation rights, and tax benefit rights may be issued to directors, officers, and key employees. Stock options entitle a participant to buy shares of Common Stock of the Corporation during a specified time period at a specified price. Subject to restrictions imposed by the Plans, the stock option committee in its discretion determines who will be granted options, how many shares will be subject to options, and the form of consideration that may be paid upon exercise of an option. As of December 31, 1996, a maximum of 17,354 authorized shares are subject to the exercise of options under the plans. As of December 31, 1996, no stock appreciation rights had been granted under either plan. By its terms, the 1989 Stock Option Plan will terminate on April 26, 1999. The 1991 Stock Option Plan will terminate by its terms on April 22, 2001.

         The following tables set forth information concerning stock options granted to and exercised or retained by the named executive officers of the Corporation and Bank during 1996. In 1996, the Corporation granted options only under the 1991 Stock Option Plan. As indicated in the following table, some options awarded in 1996 are exercisable for two years while the remaining options are exercisable for five years.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                                            Potential Realizable Value
                                         Percent of                                           at Assumed Annual Rates
                             No. of        Total                                                  of Stock Price
                           Securities     Options                                                Appreciation for
                          Underlying     Granted To                                                 Option Term
                            Options      Employees        Exercise                         ----------------------------
                             Granted      In Fiscal         Price         Expiration
                               (#)           Year          ($/Shr)            Date           0%       5%          10%
                           -----------    ----------    ------------    ----------------   -----    ------      -------
Dean E. Milligan             3,431          30.5%          $26.67       3,150 @ 7/17/03      0      $34,209     $79,695
                                                                          281 @ 7/17/98             $   767     $ 1,574
Richard F.
   Abbott                    1,436          12.8%          $26.67      1,155  @ 7/17/03      0      $12,543     $29,222
                                                                         281  @ 7/17/98             $   767     $ 1,574

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

                                                                                              Value of
                                                                   Number                   Unexercised
                                                                 Unexercised                In-the-Money
                                                                 Options at                   Options at
                                                                  Year End                    Year End
                              Number of                        --------------            ------------------
                           Shares Acquired        Value         Exercisable/                Exercisable/
                              on Exercise        Realized      Unexercisable               Unexercisable
                           -----------------     --------      -------------             ------------------
Dean E. Milligan             1,260               $ 5,807        5,763 / 3,431            $128,226 / $91,493
Richard F. Abbott            1,355               $13,008        3,729 / 4,676            $ 73,399 / $94,797


-------------------

(1) The per share exercise price of each option is equal to the market value of the Common Stock on the date each option was granted. The option information has been adjusted to reflect the 5% stock dividend in November of 1996. All outstanding options were granted for a term of ten or fewer years. Options terminate, subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. In the event of a change in control of the Corporation, a participant may exercise tax benefit rights granted in tandem with the options. Such tax benefit rights would entitle an optionee to cash payments at the time of exercise to partially reimburse the optionee for tax liability.

COMPENSATION OF DIRECTORS

         The board of directors of the Bank holds regular monthly meetings.
The Bank compensates its directors at the rate of $550 per month. The Chairman of the board is paid $1,100 per month. Directors of the Bank who are not executive officers are paid $100 for each committee meeting attended. The Corporation's board of directors meetings customarily coincide with Bank board of directors meetings. No separate cash compensation is paid to directors for Corporation board of directors meetings.

         The directors of the Corporation and Bank may receive stock options under the Corporation's 1991 Stock Option Plan. The number of shares of Common Stock covered by each option equals the number of shares the director could purchase if he had purchased shares with the directors fees that the director earned during the year. The options awarded to the directors are exercisable after six months from the date of grant and expire two years from the date of grant.

CERTAIN RELATIONSHIPS

         Directors and officers of the Corporation and members of their immediate families and businesses controlled by them were customers of and had certain transactions with the Bank in the ordinary course of business since January 1, 1996. It is anticipated that such transactions will take place in the future in the ordinary course of business. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, fees, and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present any unfavorable features.

         David A. Ferguson, a director of the Corporation, is Vice President of Ashcraft's Market, Inc. Mr. Ferguson is also related by marriage to the owners of Ashcraft's Market, Inc. During 1995, Ashcraft's entered into two lease agreements with the Corporation with respect to the Corporation's Alma Ashcraft's Supermarket Branch and the Midland Ashcraft's Supermarket Branch. The lease payments payable under these leases are comparable to payments that would have been paid to non-affiliated persons for similar facilities.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors appointed Crowe, Chizek and Company LLP as independent auditors for the Corporation for the year ending December 31, 1996. Crowe, Chizek and Company LLP has also been appointed to serve as the Corporation's independent auditors for the year ending December 31, 1997.

         BDO Seidman, LLP performed audits of the Corporation's financial statements for the two years ended December 31, 1995 and 1994. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. On December 13, 1995, the Corporation appointed the firm of Crowe, Chizek and Company LLP as independent certified accountants for the Corporation. The change of independent certified accountants was approved by the Corporation's Board of Directors and its Audit Committee.

         During the two years ended December 31, 1995 and from December 31, 1995 through the effective date of the BDO Seidman, LLP termination, there have been no disagreements between the Corporation and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused BDO Seidman, LLP to make reference to the subject matter of such disagreements in connection with their report.

         During the two years ended December 31, 1995 and from December 31, 1995 until the effective date of BDO Seidman, LLP's dismissal, BDO Seidman, LLP did not advise the Corporation with respect to any of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K.

         BDO Seidman, LLP furnished a letter to the Securities and Exchange Commission dated December 22, 1995 stating that they agree with the above statements.

         During the two years ended December 31, 1995 and from December 31, 1995 through the effective date of the termination of BDO Seidman, LLP neither the Corporation nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting or auditing issues involving the Corporation other than discussions with regard to the engagement. In particular, there were no discussions with the Corporation regarding the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the financial statements or any related item.

         A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the annual meeting scheduled to be held April 28, 1998, must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting by November 24, 1997. Proposals of shareholders should be made in accordance with Securities and Exchange Commission Rule 14a-8.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

         To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation, during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors and greater than ten percent beneficial owners.

       PROXY       COMMERCIAL NATIONAL FINANCIAL CORPORATION       PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1997

         The undersigned acknowledges receipt of notice of and a proxy statement for the annual meeting of shareholders of Commercial National Financial Corporation to be held on April 22, 1997, and hereby appoints Edward Hooper and Richard S. Prestage, and each of them, proxies of the undersigned, each with full power of substitution, to vote all shares of the undersigned in Commercial National Financial Corporation at the annual meeting of its shareholders to be held on April 22, 1997, and at any adjournment thereof, with all powers which the undersigned would have if personally present. The undersigned hereby instructs Commercial National Financial Corporation to vote any and all shares held for the account of the undersigned under the Commercial National Financial Corporation Dividend Reinvestment Plan in accordance with the specifications, if any, made in this proxy.

      Election of Directors:
      [ ] VOTE FOR all nominees (except as      [ ] WITHHOLD AUTHORITY to vote
         marked to the contrary).                 for all nominees listed below.

         Richard F. Abbott, Jefferson P. Arnold, Don J. Dewey, David A. Ferguson, Kenneth R. Luneack, Dean E. Milligan, Kim C. Newson, Howard D. Poindexter, Scott E. Sheldon, Russell M. Simmet, and Joseph B. Simon.


          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below.)



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMERCIAL NATIONAL FINANCIAL CORPORATION. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" ELECTION OF ALL NOMINEES NAMED ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.


Number of Shares:_________________      Dated:____________________, 1997

                                        X______________________________________
                                        Signature
                                        X______________________________________
                                        Signature, if held jointly

                                            Please sign exactly as your name(s)
                                        appear(s).  Joint owners should
                                        each sign personally. Executors,
                                        administrators, trustees and persons
                                        signing for corporations or
                                        partnerships should give their title as
                                        such.  If a corporation, please sign in
                                        full corporate name by president or
                                        authorized officer.  If partnership,
                                        please sign in partnership name by
                                        properly authorized person.

    PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:
                   COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  P.O. BOX 280
                          101 NORTH PINE RIVER STREET
                             ITHACA, MICHIGAN 48847